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Merrill Lynch Investment Managers



Semi-Annual Report
January 31, 2001




Merrill Lynch
Oregon Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


TO OUR SHAREHOLDERS

During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%--3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
During the six months ended January 31, 2001, the market for bonds issued by the state of Oregon, its various municipalities and political subdivisions did not appreciably diverge from the general market at large. This occurred despite a 33% decline in new-issue volume for the period in comparison to last year, which contrasts with a modest increase industrywide. Despite a generally favorable investment climate as a result of steadily declining interest rates, institutional investor demand remained fairly tepid. However, individual investors continued to demonstrate a healthy appetite for tax-exempt securities and the attractive taxable equivalent yields they generate.

In terms of portfolio strategy, we consistently sought to provide shareholders with a competitive dividend within the context of reduced net asset value volatility. Accordingly, the Fund's cash reserves were kept to minimal levels for the bulk of the period. The Fund's performance benefited from this decision as long-term interest rates have generally declined. More recently, as the bond market rally accelerated late last year, we took steps to reduce the Fund's average portfolio maturity. We were able to capture 90%--95% of the yield available on the longest-dated securities by investing in bonds that possessed maturities of no more than 15 years--20 years. This strategy enabled us to reduce interest rate volatility without sacrificing a material amount of income. The Fund's current structure and composition reflect a relatively neutral investment outlook going into the months ahead. We will maintain this stance until the outcome of the Federal Reserve Board's recent shift toward an accommodative monetary policy is clear and the new Presidential Administration's tax-cut proposal, in its entirety or of some proportion, is enacted.

Oregon's financial management and performance remains favorable, aided by a moderate and well-managed debt position, and an economy that continues to diversify and modestly strengthen. While the tax-cutting initiatives on last November's ballot failed to pass, the state's finances bear watching as potential future voter initiatives, if implemented, could substantially impact financial operations.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 12, 2001





Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

PROXY RESULTS
During the six-month period ended January 31, 2001, Merrill Lynch
Oregon Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

                                                                            Shares Voted        Shares Withheld
                                                                                For               From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn                   1,313,680                 0
                                             James H. Bodurtha                1,313,680                 0
                                             Herbert I. London                1,313,680                 0
                                             Joseph L. May                    1,313,680                 0
                                             Andre F. Perold                  1,313,680                 0
                                             Roberta Cooper Ramo              1,313,680                 0

                                                                          Shares Voted     Shares Voted      Shares Voted
                                                                              For            Against           Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                        1,252,235        1,982             59,463

3. To approve an amendment to the Fund's charter permitting
   the Board to convert the Fund to "master/feeder" structure.              1,229,776       32,570             51,334


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Recent Performance Results*
                                                  6 Month        12 Month      Since Inception     Standardized
As of January 31, 2001                          Total Return   Total Return      Total Return      30-Day Yield
ML Oregon Municipal Bond Fund Class A Shares        +4.43%         +11.29%          +40.23%             3.57%
ML Oregon Municipal Bond Fund Class B Shares        +4.27          +10.84           +35.18              3.21
ML Oregon Municipal Bond Fund Class C Shares        +4.11          +10.61           +40.75              3.11
ML Oregon Municipal Bond Fund Class D Shares        +4.48          +11.17           +45.38              3.47

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 8/27/93 for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/00                    +9.04%         +4.68%
Five Years Ended 12/31/00                  +4.61          +3.75
Inception (8/27/93)
through 12/31/00                           +4.60          +4.02

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/00                    +8.49%         +4.49%
Five Years Ended 12/31/00                  +4.08          +4.08
Inception (8/27/93)
through 12/31/00                           +4.07          +4.07

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/00                    +8.37%         +7.37%
Five Years Ended 12/31/00                  +3.97          +3.97
Inception (10/21/94)
through 12/31/00                           +5.55          +5.55

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/00                    +8.93%         +4.57%
Five Years Ended 12/31/00                  +4.50          +3.65
Inception (10/21/94)
through 12/31/00                           +6.08          +5.38

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS                                                                        (in Thousands)
S&P     Moody's   Face
Ratings Ratings   Amount                              Issue                                               Value

Oregon--75.0%
                          Forest Grove, Oregon, Campus Improvement Revenue Refunding
                          Bonds (Pacific University):
AA        NR*   $  250      6% due 5/01/2015                                                             $   271
AA        NR*      250      6.20% due 5/01/2020                                                              270

NR*       NR*      600    Marion County, Oregon, Union High School District No.007J (Silverton),
                          GO, 7% due 6/01/2004 (b)(f)                                                        666

AAA       Aaa      500    Morrow County, Oregon, School District No. 001, GO, 6% due 6/01/2007 (a)           555

NR*       NR*      450    Multnomah County, Oregon, Educational Facilities Revenue Bonds (University
                          of Portland Project), 6% due 4/01/2020                                             461

AA        Aa2      500    Multnomah County, Oregon, Reynolds School District Number 007, GO, 5.625% due
                          6/15/2017                                                                          530

AAA       Aaa    1,920    Oregon Health Sciences University, Revenue Refunding Bonds, Series A,
                          5.70%** due 7/01/2021 (a)                                                          655

AAA       Aaa      500    Oregon State Department of Administrative Services, COP, Series A,
                          6.25% due 5/01/2017 (c)                                                            560

NR*       VMIG1++  100    Oregon State Health, Housing, Educational and Cultural Facilities Authority
                          Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A, 4.55% due
                          7/01/2025 (g)                                                                      100

                          Oregon State Housing and Community Services Department, Mortgage
                          Revenue Refunding Bonds (S/F Mortgage Program), Series A:
NR*       Aa2      335      6.40% due 7/01/2018                                                              353
NR*       Aa2      150      AMT, 6.20% due 7/01/2027                                                         157

BBB       Ba2      750    Oregon State Solid Waste Disposal Facilities, Economic Development Revenue
                          Bonds (USG Corporation Project), AMT, Series 192, 6.40% due 12/01/2029             528

AAA       Aaa      950    Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                          International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(f)              1,149

NR*       Aaa      500    Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station
                          Apartments Project), AMT, 5.90% due 7/01/2023 (a)                                  515

NR*       Aaa      500    Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 6.64% due
                          8/01/2020 (d)(e)                                                                   599

AAA       Aaa      500    Tillamook County, Oregon, GO, 6.25% due 1/01/2005 (d)(f)                           549

AAA       Aaa      500    Washington County, Oregon, Unified Sewer Agency, Sewer Revenue Refunding
                          Bonds, Senior Lien, Series A, 5.75% due 10/01/2012 (d)                             560

B         NR*      500    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                          Project), 8% due 12/01/2003                                                        509


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                            (in Thousands)
S&P     Moody's   Face
Ratings Ratings   Amount                              Issue                                               Value

Puerto Rico--24.3%
AAA       Aaa   $2,000    Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (c)                  $ 2,447

AAA       Aaa      400    Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                          Series T, 8.574% due 7/01/2005 (b)(e)                                              461

Total Investments (Cost--$11,014)--99.3%                                                                  11,895

Other Assets Less Liabilities--0.7%                                                                           78
                                                                                                         -------
Net Assets--100.0%                                                                                       $11,973
                                                                                                         =======

(a)MBIA Insured.
(b)FSA Insured.
(c)AMBAC Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 2001
Assets:             Investments, at value (identified cost--$11,014,429)                                   $  11,895,153
                    Cash                                                                                          81,863
                    Interest receivable                                                                          107,414
                    Prepaid registration fees and other assets                                                     1,285
                                                                                                           -------------
                    Total assets                                                                              12,085,715
                                                                                                           -------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                         $     39,647
                      Dividends to shareholders                                                  12,093
                      Distributor                                                                 4,394
                      Investment adviser                                                          2,004           58,138
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        54,702
                                                                                                           -------------
                    Total liabilities                                                                            112,840
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  11,972,875
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     12,771
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         88,704
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         14,071
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,663
                    Paid-in capital in excess of par                                                          13,361,268
                    Accumulated realized capital losses on investments--net                                  (2,384,168)
                    Accumulated distributions in excess of realized capital gains
                      on investments--net                                                                        (7,158)
                    Unrealized appreciation on investments--net                                                  880,724
                                                                                                           -------------
                    Net assets                                                                             $  11,972,875
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $1,250,649 and 127,705 shares of
                    beneficial interest outstanding                                                        $        9.79
                                                                                                           =============
                    Class B--Based on net assets of $8,689,947 and 887,035 shares of
                    beneficial interest outstanding                                                        $        9.80
                                                                                                           =============
                    Class C--Based on net assets of $1,379,430 and 140,709 shares of
                    beneficial interest outstanding                                                        $        9.80
                                                                                                           =============
                    Class D--Based on net assets of $652,849 and 66,631 shares of
                    beneficial interest outstanding                                                        $        9.80
                                                                                                           =============
                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                               $     377,060

Expenses:           Investment advisory fees                                              $      35,812
                    Professional fees                                                            30,431
                    Account maintenance and distribution fees--Class B                           22,835
                    Printing and shareholder reports                                             16,276
                    Accounting services                                                          12,059
                    Account maintenance and distribution fees--Class C                            4,509
                    Trustees' fees and expenses                                                   3,024
                    Transfer agent fees--Class B                                                  2,780
                    Pricing fees                                                                  1,633
                    Registration fees                                                             1,008
                    Custodian fees                                                                  914
                    Transfer agent fees--Class C                                                    461
                    Transfer agent fees--Class A                                                    428
                    Account maintenance fees--Class D                                               354
                    Transfer agent fees--Class D                                                    182
                    Other                                                                         1,455
                                                                                          -------------
                    Total expenses before reimbursement                                         134,161
                    Reimbursement of expenses                                                  (22,789)
                                                                                          -------------
                    Total expenses after reimbursement                                                           111,372
                                                                                                           -------------
                    Investment income--net                                                                       265,688
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                            152,055
Unrealized          Change in unrealized appreciation on investments--net                                        126,184
Gain on                                                                                                    -------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                   $     543,927
                                                                                                           =============


                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                          Months Ended       Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                              2001             2000
Operations:         Investment income--net                                                 $    265,688     $    642,611
                    Realized gain (loss) on investments--net                                    152,055        (445,099)
                    Change in unrealized appreciation on investments--net                       126,184        (111,352)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        543,927           86,160
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (37,875)        (105,200)
Shareholders:         Class B                                                                 (182,864)        (410,494)
                      Class C                                                                  (29,334)         (78,272)
                      Class D                                                                  (15,615)         (48,645)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (1,173)
                      Class B                                                                        --          (4,537)
                      Class C                                                                        --            (915)
                      Class D                                                                        --            (533)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                         (265,688)        (649,769)
                                                                                           ------------     ------------
Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (2,141,779)      (5,526,600)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (1,863,540)      (6,090,209)
                    Beginning of period                                                      13,836,415       19,926,624
                                                                                           ------------     ------------
                    End of period                                                          $ 11,972,875     $ 13,836,415
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Financial Highlights
                                                                                            Class A

                                                                      For the
                                                                        Six
                                                                       Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.                Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2001       2000       1999      1998       1997
Per Share           Net asset value,
Operating           beginning of period                               $   9.59   $   9.82  $  10.11  $  10.00   $   9.52
Performance:                                                          --------   --------  --------  --------   --------
                    Investment income--net                                 .22        .41       .43       .47        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                       .20      (.23)     (.29)       .11        .48
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42        .18       .14       .58        .95
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.22)      (.41)     (.43)     (.47)      (.47)
                      In excess of realized gain on
                      investments--net                                      --       --++        --      --++         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.22)      (.41)      (.43)     (.47)     (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.79   $   9.59   $   9.82  $  10.11  $  10.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.43%+++      2.07%      1.33%     5.93%    10.27%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.27%*      1.41%      1.16%      .89%      .78%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.62%*      1.76%     1.51%     1.24%      1.22%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.51%*      4.36%     4.25%     4.62%      4.88%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                    $  1,251   $  1,791  $  3,031  $  3,103   $  3,232
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.73%     64.56%    60.26%    36.31%     40.62%
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                            Class B

                                                                      For the
                                                                        Six
                                                                       Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.                Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2001       2000       1999      1998       1997
Per Share           Net asset value,
Operating           beginning of period                               $   9.59   $   9.82  $  10.11  $  10.00   $   9.52
Performance:                                                          --------   --------  --------  --------   --------
                    Investment income--net                                 .20        .36       .38       .42        .42
                    Realized and unrealized gain
                    (loss) on investments--net                             .21      (.23)     (.29)       .11        .48
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .13       .09       .53        .90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.20)      (.36)     (.38)     (.42)      (.42)
                      In excess of realized gain on
                      investments--net                                      --       --++        --      --++         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.20)      (.36)      (.38)     (.42)     (.42)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.80   $   9.59  $   9.82  $  10.11   $  10.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.27%+++      1.55%      .82%     5.39%      9.72%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.79%*      1.93%      1.67%     1.40%     1.29%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            2.14%*      2.27%     2.02%     1.75%      1.73%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.00%*      3.86%     3.75%     4.11%      4.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                    $  8,690   $  9,608  $ 12,421  $ 14,965   $ 17,888
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.73%     64.56%    60.26%    36.31%     40.62%
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                            Class C

                                                                      For the
                                                                        Six
                                                                       Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.                Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2001       2000       1999      1998       1997
Per Share           Net asset value,
Operating           beginning of period                               $   9.60    $  9.82  $  10.12$    10.00$      9.53
Performance:                                                          --------   --------  --------  --------   --------
                    Investment income--net                                 .19        .36       .37       .41        .41
                    Realized and unrealized gain
                    (loss) on investments--net                             .20      (.22)     (.30)       .12        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .39        .14       .07       .53        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.19)      (.36)     (.37)     (.41)      (.41)
                      In excess of realized gain on
                      investments--net                                      --       --++        --      --++         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.19)      (.36)      (.37)     (.41)     (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.80   $   9.60  $   9.82  $  10.12   $  10.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.11%+++      1.55%      .63%     5.39%     9.50%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.89%*      2.02%     1.77%     1.50%      1.39%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            2.24%*      2.37%     2.12%     1.85%      1.83%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              3.90%*      3.75%     3.64%     4.01%      4.28%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                  $    1,379 $    1,583$    2,705$    2,549   $  2,063
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.73%     64.56%    60.26%    36.31%     40.62%
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (concluded)
Financial Highlights(concluded)
                                                                                            Class D
                                                                      For the
                                                                        Six
                                                                       Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.                Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2001       2000       1999      1998       1997
Per Share           Net asset value,
Operating           beginning of period                               $   9.59   $   9.82  $  10.11  $  10.00   $   9.52
Performance:                                                          --------   --------  --------  --------   --------
                    Investment income--net                                 .22        .40       .42       .46        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                       .21      (.23)     (.29)       .11        .48
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43        .17        .13       .57       .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.22)      (.40)     (.42)     (.46)      (.46)
                      In excess of realized gain on
                      investments--net                                      --       --++        --      --++         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.22)      (.40)      (.42)     (.46)     (.46)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.80   $   9.59  $   9.82  $  10.11   $  10.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.48%+++      1.96%      1.23%     5.82%    10.17%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.38%*      1.51%      1.27%      .99%      .90%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.73%*      1.86%     1.62%     1.34%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.41%*      4.25%     4.15%     4.52%      4.76%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                    $    653   $    854  $  1,770  $    806   $    399
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.73%     64.56%    60.26%    36.31%     40.62%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing the treatment for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2001, FAM earned fees of $35,812, of which $22,789 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                                .25%          .25%
Class C                                .25%          .35%
Class D                                .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                FAMD      MLPF&S

Class A                         $11        $187

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $3,504 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $10,186 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAMfor the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $2,426,265 and $4,055,746, respectively.

Net realized gains for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  152,055      $ 880,724
                                   ----------      ---------
Total                              $  152,055      $ 880,724
                                   ==========      =========

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $880,724, of which $1,111,622 related to appreciated securities and $230,898 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $11,014,429.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,141,779 and $5,526,600 for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended January 31, 2001         Shares        Amount

Shares sold                            16,183    $   155,703
Shares issued to shareholders
in reinvestment of dividends            2,426         23,417
                                   ----------    -----------
Total issued                           18,609        179,120
Shares redeemed                      (77,701)      (755,103)
                                   ----------    -----------
Net decrease                         (59,092)   $  (575,983)
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            21,449    $   202,474
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,254         68,376
                                   ----------    -----------
Total issued                           28,703        270,850
Shares redeemed                     (150,728)    (1,407,319)
                                   ----------    -----------
Net decrease                        (122,025)   $(1,136,469)
                                   ==========    ===========


Class B Shares for the Six                          Dollar
Months Ended January 31, 2001         Shares        Amount

Shares sold                            24,744    $   241,146
Shares issued to shareholders
in reinvestment of dividends            6,439         62,262
                                   ----------    -----------
Total issued                           31,183        303,408
Automatic conversion of shares        (1,552)       (14,953)
Shares redeemed                     (144,512)    (1,402,589)
                                   ----------    -----------
Net decrease                        (114,881)   $(1,114,134)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            69,165   $    650,319
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,618        147,204
                                   ----------    -----------
Total issued                           84,783        797,523
Automatic conversion of shares        (3,392)       (32,156)
Shares redeemed                     (344,753)    (3,251,686)
                                   ----------    -----------
Net decrease                        (263,362)   $(2,486,319)
                                   ==========    ===========


Class C Shares for the Six                          Dollar
Months Ended January 31, 2001         Shares        Amount

Shares sold                               760   $      7,318
Shares issued to shareholders
in reinvestment of dividends            1,510         14,604
                                   ----------    -----------
Total issued                            2,270         21,922
Shares redeemed                      (26,465)      (256,566)
                                   ----------    -----------
Net decrease                         (24,195)   $  (234,644)
                                   ==========    ===========


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             8,109    $    76,536
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,561         43,070
                                   ----------    -----------
Total issued                           12,670        119,606
Shares redeemed                     (123,064)    (1,162,380)
                                   ----------    -----------
Net decrease                        (110,394)   $(1,042,774)
                                   ==========   ============


Class D Shares for the Six                          Dollar
Months Ended January 31, 2001         Shares        Amount

Automatic conversion of shares          1,551  $      14,953
Shares issued to shareholders
in reinvestment of dividends              437          4,220
                                   ----------    -----------
Total issued                            1,988         19,173
Shares redeemed                      (24,426)      (236,191)
                                   ----------    -----------
Net decrease                         (22,438)   $  (217,018)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             8,652    $    82,867
Automatic conversion of shares          3,392         32,156
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,245         11,763
                                   ----------    -----------
Total issued                           13,289        126,786
Shares redeemed                     (104,499)      (987,824)
                                   ----------    -----------
Net decrease                         (91,210)   $  (861,038)
                                   ==========    ===========

5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $1,983,000, of which $679,000 expires in 2003, $1,233,000 expires in 2004 and $71,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Arthur Zeikel, Trustee of Merrill Lynch
Oregon Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863